                                                                   EXHIBIT 10.19

            STAT-PRO(R)3000 and STAT-PRO(R)3000 E PURCHASE AND SUPPLY
            ---------------------------------------------------------
                                 AGREEMENT
                                 ---------

     This agreement, by and between

     Miller Waste Mills, d/b/a RTP COMPANY, a corporation of the State of Minnesota having offices at 580 Front Street, Winona, MN 55987 (hereafter "RTP")

                                       and

     FLUOROWARE, INC., a corporation of the State of Minnesota having offices at 3500 Lyman Blvd., Chaska, MN 55318 (hereafter "Fluoroware")

                           W I T N E S S E T H, That:
                           -------------------

     WHEREAS RTP manufactures and sells Compounded PEEK(TM)resins;

     WHEREAS Fluoroware has for some period of time purchased Compounded PEEK(TM) resins from RTP; and

     WHEREAS RTP desires to continue to supply Compounded PEEK(TM) resins to Fluoroware, and Fluoroware desires to continue to purchase such resins from RTP;

     NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties agree as follows:

ARTICLE I - TERM AND SCOPE
---------------------------

     1.01 This Agreement shall cover the period July 1, 1998, to August 31, 2003. No less than six (6) months prior to the end of such five year period, the parties will enter into discussions regarding the terms and conditions under which this Agreement may be extended.

     1.02 Both Parties reserve the right to terminate this contract on August 31, 2001, at their sole discretion. This termination must be given via 90 day written notice.

     1.03 This Agreement shall relate solely to the supply of Compounded PEEK(TM) resins by RTP to any Fluoroware designated location world wide.

ARTICLE 2 - PRODUCT
-------------------

     2.01 RTP will sell, and Fluoroware will purchase the following Compounded PEEK(TM) resins (hereafter "Product") as further described in the Fluoroware Resin Specification & Control Plan" as set forth on Attachment A, hereto or as such attachment is amended and mutually agreed upon from time to time (hereafter "Fluoroware Resin Specification"):

                   Fluoroware Part Number 830 Stat-Pro(R) 3000
                          RTP 2299X59069 Natural/black

                  Fluoroware Part Number 900 Stat-Pro(R) 3000 E
                           RTP 2299X76246B Natural/black

     2.02 RTP recognizes that Fluoroware Stat-Pro(R) 3000, RTP 2299X59069 and Stat-Pro(R) 3000 E, RTP 2299X76246B Natural/black, are proprietary resins to Fluoroware and will not be sold to any other customer.

ARTICLE 3 - EXCLUSIVITY
-----------------------

     3.01 Provided that Fluoroware purchases at least 50% of the annual quantities specified in Article 7 of this agreement, RTP shall use the combination of PEEK(TM) and the high purity carbon fiber found in Fluoroware Part Number 900, solely and exclusively for Fluoroware uses in storage and transportation carriers, pods, wafer transport modules, boxes and other mutually agreed upon products exclusively for the semiconductor market.

     3.02 In granting the above-referenced exclusivity, it is RTP's intent to not knowingly sell to others who intend to utilize the Products for these Applications,

     3.03 Nothing herein shall be construed as granting Fluoroware any exclusive right to purchase any products other than Product set forth in paragraph 2.01 for use in the Applications nor prohibit RTP from selling Product for use in any applications other than the Applications set forth in paragraph 3.01

ARTICLE 4 - QUALITY ASSURANCE
-----------------------------

     4.01 RTP warrants to Fluoroware that the Product will conform to Product specifications and will provide certification with each shipment of Product indicating compliance with such specification.

ARTICLE 5 - INSPECTION
----------------------

     5.01 For the purpose of confirming compliance with Fluoroware Resin Specification all Product supplied hereunder shall be subject to inspection by Fluoroware. RTP will submit two plaques molded from each lot of Product to Fluoroware for use in inspection .

     5.02 In the event that any of the Product shipped to Fluoroware under this Agreement does not meet the appropriate Fluoroware Resin Specification, then Fluoroware shall have the right to reject such Product by giving RTP prompt notice thereof. RTP may at its option obtain samples of the rejected Product from Fluoroware for analysis. RTP will ship replacement Product to Fluoroware within three (3) days of receipt of notification of such rejection provided both parties agree on the cause of rejection, and RTP has a quantity of acceptable raw materials to produce replacement material. RTP will fully credit Fluoroware for the rejected Product provided RTP agrees that it is responsible for causing the non-compliance. RTP will be responsible for any expenses incurred in returning such rejected Product and in providing new product.

ARTICLE 6 - PACKAGING
---------------------

     6.01 Product will be delivered in Gaylord boxes with a sealed polyethylene liner, or other container as acceptable to RTP subject to the prior written approval of Fluoroware.

ARTICLE 7 - QUANTITY
--------------------

     7.01 Provided that raw materials are available in 1998, RTP agrees to sell, at a minimum, (*) pounds of Product to Fluoroware. Provided its total requirements for Product equal or exceed (*) pounds in 1998, Fluoroware agrees to purchase a minimum of (*) pounds of Product from RTP.

     7.02 Provided that raw materials are available in 1999, RTP agrees to sell, at a minimum, (*) pounds of Product to Fluoroware. Provided its total requirements for Product equal or exceed (*) pounds in 1999, Fluoroware agrees to purchase a minimum of (*) pounds of Product from RTP.

     7.03 Provided that raw materials are available in 2000, RTP agrees to sell, at a minimum, (*) pounds of Product to Fluoroware. Provided its total requirements for Product equal or exceed (*) pounds in 2000, Fluoroware agrees to purchase a minimum of (*) pounds of Product from RTP.

     7.04 Provided that raw materials are available in 2001, RTP agrees to sell, at a minimum, (*) pounds of Product to Fluoroware. Provided its total requirements for Product equal or exceed (*) pounds in 2001, Fluoroware agrees to purchase a minimum of (*) pounds of Product from RTP.

     7.05 Provided that raw materials are available in 2002, RTP agrees to sell, at a minimum, (*) pounds of Product to Fluoroware. Provided its total requirements for Product equal or exceed (*) pounds in 2002, Fluoroware agrees to purchase a minimum of (*) pounds of Product from RTP.

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     7.06 In the event that Fluoroware's total requirements for Product exceed the minimum purchase and supply obligations set forth in paragraphs 7.01 through 7.05, RTP shall utilize best efforts to provide additional pounds to meet Fluoroware's requirements.

     7.07 RTP agrees to stock Product in quantities sufficient to meet Fluoroware's forecast needs, during planned down times either at RTP or at RTP's suppliers.

ARTICLE 8 - FORECAST REQUIREMENTS
---------------------------------

     8.01 Fluoroware will provide RTP a written forecast of its Product quantities on an annual basis no later than ninety (90) days prior to this Agreement's anniversary date.

     8.02 Quarterly forecast updates will be provided on or before the fifteenth of the month preceding any quarter. This quarterly forecast will forecast quantities in the following two quarters.

ARTICLE 9 - PURCHASE ORDERS
---------------------------

     9.01 Purchase orders will be issued for Product indicating Fluoroware Resin Specification revision level and quantities. Shipments will be authorized by P.O. releases.

ARTICLE 10 - PRICE
------------------

     10.01 RTP agrees the price of 830 shall not exceed $(*) per pound, and the price for 900 shall not exceed $(*) per pound for the first year of this Agreement and shall decrease each year thereafter. If Fluoroware purchases at least 75% of the annual quantities called out in Article 7, the price shall decrease a minimum of $0.30 per pound per year with reductions taking effect on each anniversary date of this contract. If Fluoroware purchases 50%-74% of the annual quantities called out in Article 7, the price shall decrease a minimum of $0.15 per pound per year with reductions taking effect on each anniversary date of this contract. If Fluoroware purchases less than 50% of the annual quantities called out in Article 7, their will be no annual reduction required on the first of each year, however both parties will continue to work in good faith to find ways to reduce the cost of this material.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

These decreases may be achieved by RTP reducing internal costs, or by RTP submitting cost savings suggestions to Fluoroware in writing, where Fluoroware accepts the suggestion and the purchase price is reduced. All cost savings suggestions submitted in writing which end up reducing the price to Fluoroware, will be put towards the annual $0.30 per pound per year reduction requirements.

     10.02 Payment Terms are Net 15 days from date of Invoice. Invoices to be consolidated monthly. Price of Product is FOB: Delivered, Freight Allowed, to designated locations in the United States. Price of Product is FOB: Vessel, to designated locations outside the United States.

     10.03 RTP and Fluoroware agree to meet annually to set price reduction targets for Product and will work together for continuous improvement in the supply chain of this Product. RTP will actively pursue raw material cost savings through the use of alternate raw materials. Any raw material changes must be approved by Fluoroware. RTP will pass along any savings resulting from use of alternate raw materials in the form of a Product price reduction.

     10.04 RTP will make every effort to seek stable and/or decreasing prices from its suppliers of the raw materials that make up the Stat Pro(R) 3000 and Stat Pro(R) 3000 E. In the event there is a verified price increase in raw materials during the term of this agreement, RTP may pass along that portion of the price increase which directly impacts the cost of Fluoroware's Stat Pro(R) 3000 and Stat Pro(R) 3000 E, provided that RTP shares concrete evidence of the price change, and negotiates in Fluoroware's behalf to neutralize any increases. In the event of a reduction in the cost of any raw materials, RTP agrees to share 50% of any raw material decreases with Fluoroware. These raw material reductions will not affect the annual reductions called out in paragraph 10.01.

ARTICLE 11 -BEST PRICE
----------------------

     11.01 Should RTP sell a resin similar to this Product (in like quantities) to a third party for use in applications like those currently sold by Fluoroware at a price lower than the price of such Product sold to Fluoroware hereunder, then RTP shall offer such lower price to Fluoroware for Product for such term as the lower price is in effect with the third party.

ARTICLE 12 - SUPPLY ASSURANCE
-----------------------------

     12.01 Except for adverse circumstances beyond the control of RTP such as an Act of God, fire, explosion, flood, unavailability of raw materials, or war which impact RTP's ability to supply Product hereunder, Fluoroware's requirements will be assured before similar products are sold to other customers.

ARTICLE 13 - REPORTING
----------------------

     13.01 On a quarterly basis, Fluoroware will provide RTP with Quality and Delivery Performance Ratings. RTP agrees to develop corrective action plans for review and approval by Fluoroware when Quality Performance falls below on hundred percent (100%) and/or Delivery Performance falls below ninety-seven percent (97%).

ARTICLE 14 - MISCELLANEOUS
--------------------------

     14.01 This Agreement is not assignable or transferable by either party, in whole or in part, except with prior written consent of the other party.

     14.02 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota. Any dispute relating to this Agreement which the Parties are not able to resolve through amicable discussion and negotiation shall be resolved by binding arbitration in Minneapolis, Minnesota, pursuant to the COMMERCIAL RULES of the American Arbitration Association. The decision of the arbitrator shall be final and shall be enforceable in any court of competent jurisdiction.

     14.03 This Agreement embodies the entire agreement and understanding between RTP and Fluoroware relative to the subject matter hereof and there are no understandings, agreements, conditions or representations, oral or written, expressed or implied, with reference to the subject matter hereof that are not merged or superseded hereby. No amendment, modification or release from any provision hereof shall be of any force or effect unless it is in writing, signed by the party claimed to be bound thereby, and specifically refers to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the dates indicated below.

RTP, INC.                                      FLUOROWARE, INC.

BY: /s/ Illegible                        BY: /s/ Ross Hanson
    -----------------------------------      -----------------------------------

TITLE: V.P., Business Management         TITLE: Corporate Purchasing Manager
       --------------------------------         --------------------------------

DATE: 6/29/98                            DATE:  6/17/98
      ---------------------------------         --------------------------------

BY: /s/ Illegible                        BY:  /s/ Illegible
    -----------------------------------       ----------------------------------

TITLE: C.E.O.                            TITLE: Supply Manager
       --------------------------------         --------------------------------

DATE: 6/30/98                            DATE: 6/17/98
      ---------------------------------        ---------------------------------

                                                                    Attachment A

                 FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                Confidentiality
This specification is hereby designateed as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

     ----------------------------------------------------------------------
                                    APPROVAL
                   Technology Research Group ________________
                   Purchasing _______________________________
                   Supplier _________________________________
     ----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Spec. No.    900       Rev.     1A       ECO No. __________ Date_________ Page 1 of 1
          -----------       ---------
------------------------------------------------------------------------------------------------------
Supplier:    RTP Company                               Fluoroware Trade Name:   STAT PRO(R) 3000E
             -----------------------------------                                ----------------------
Mat'l Type:  PEEK 150P                                 1st Filler Type/Percent: Carbon Fiber (CA3P116)
             -----------------------------------                                ----------------------
Mat'l Grade: RTP 2299 X 76246B Nat/BLK                 2nd Filler Type/Percent: None
             -----------------------------------                                ----------------------
------------------------------ ---------------------------- ------------------- ------------------- ----------------
                                                                                 Supplier Reports   Fluoroware
Critical Characteristics:      Inspection Method:           Certified Range:                        Inspection
------------------------------ ---------------------------- ------------------- ------------------- ----------------
1. Contamination:              RTP-TP-17D                   (*)                         -
   Foreign Particles           FGTM 1200 Fluoroware                                                 Yes
------------------------------ ---------------------------- ------------------- ------------------- ----------------
                        Metal  N/A RTP                      (*)                         -
                               FGTM 1218 Fluoroware         (*)                                     -
------------------------------ ---------------------------- ------------------- ------------------- ----------------
2. Surface resistance,         RTP-TP-                      (*)                        Yes
   ohms                        FGTM Fluoroware                                                      Yes
------------------------------ ---------------------------- ------------------- ------------------- ----------------
3. Static Decay                RTP-TP-19A                   (*)                        Yes
                               FGTM 1208 Fluoroware                                                 Yes
------------------------------ ---------------------------- ------------------- ------------------- ----------------
4. Anion Extraction            FGTM 1344 Fluoroware         (*)                                     Every 4th Lot
                                                                                                    (Plaques)
------------------------------ ---------------------------- ------------------- ------------------- ----------------
5. Volatile Organics           FGTM 1345 Fluoroware         (*)                                     Every 4th Lot
                                                                                                    (@ 80C)
------------------------------ ---------------------------- ------------------- ------------------- ----------------
6. Trace Metals                FGTM 1343 Fluroware          (*)
------------------------------ ---------------------------- ------------------- ------------------- ----------------
7. Capillary Rheology          RTP-TP-135                   (*)                        Yes
------------------------------ ---------------------------- ------------------- ------------------- ----------------

------------------------------------------------------    ---------------------------------------------------
Packaging Requirements:                                   Changes:
Five molded 6" X 6" plaques and 100g sample of base
resin and carbon fiber lot must be submitted with
each new incoming lot for inspection purposes.  Ply
lined containers, with the poly liner secured
against contamination.  Lot number and Fluoroware's
part number (900) clearly marked on each.
------------------------------------------------------    ---------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                                                    Attachment B

                  FLUOROWARE RESIN SPECIFICATION & CONTROL PLAN
   102 Jonathan Blvd. No. Chaska, Minnesota 55318 USA Telephone: 612/448-3131

                                 Confidentiality
This specification is hereby designated as confidential. Information on it is proprietary to Fluoroware and shall not be used or disclosed to third persons except in conformity with Fluoroware's consent.

     ----------------------------------------------------------------------
                                    APPROVAL
                   Technology Research Group ________________
                   Purchasing _______________________________
                   Supplier _________________________________
     ----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Spec. No.    830       Rev.     D4        ECO No. __________ Date_________ Page 1 of 1
          -----------       ----------
----------------------------------------------------------------------------------------------------------
Supplier:    RTP Company                                 Fluoroware Trade Name:   STAT PRO(R)3000 HPF
             ---------------------------------------                              ------------------------
Mat'l Type:  PEEK                                        1st Filler Type/Percent: Carbon Fiber
             ---------------------------------------                              ------------------------
Mat'l Grade: RTP 2299 X 59069 Nat/Blk                    2nd Filler Type/Percent: None
             ---------------------------------------                              ------------------------
------------------------------ -------------------------- ------------------- ------------------- ------------------
                                                                               Supplier Reports   Fluoroware
Critical Characteristics:      Inspection Method:         Certified Range:                        Inspection
------------------------------ -------------------------- ------------------- ------------------- ------------------
1. % Burn-off                  FGTM 1206 Fluoroware       (*)                                     Every 4th Lot
------------------------------ -------------------------- ------------------- ------------------- ------------------
2. Contamination:              RTP-TP-17D                 (*)                         -
   Foreign Particles           FGTM 1200 Fluoroware                                               Yes
------------------------------ -------------------------- ------------------- ------------------- ------------------
                        Metal  N/A RTP                    (*)                         -
                               FGTM 1218 Fluoroware       (*)                                     -
------------------------------ -------------------------- ------------------- ------------------- ------------------
3. Surface                     RTP-TP-28                  (*)                        Yes
   resistivity, ohms/sq        FGTM 1207 Fluoroware                                               Yes
------------------------------ -------------------------- ------------------- ------------------- ------------------
4. Static Decay                RTP-TP-19A                 (*)                        Yes
                               FGTM 1208 Fluoroware                                               Yes
------------------------------ -------------------------- ------------------- ------------------- ------------------
5. Extractable anions          FGTM 1344 Fluoroware       (*)                                     Every 4th Lot
                                                                                                  (Plaques)
------------------------------ -------------------------- ------------------- ------------------- ------------------
6. Volatile organics           FGTM 1345 Fluoroware       (*)                                     Every 4th Lot
                                                                                                  (Resins)
------------------------------ -------------------------- ------------------- ------------------- ------------------
7. Trace Metals                FGTM 1343 Fluoroware       (*)                                     Every 4th Lot
                                                                                                  (Resins)
------------------------------ -------------------------- ------------------- ------------------- ------------------

------------------------------------------------------    ---------------------------------------------------
Packaging Requirements:                                   Changes:
A molded plaque and 100g sample of base resin and CF      (*)
lot used must be submitted with each inc. lot for
insp. Purposes.  Poly lined containers, with the
poly liner secured against contamination.  Lot
number and Flu p.n. (830) clearly marked on each
container.
------------------------------------------------------    ---------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                            CONFIDENTIALITY AGREEMENT

     FLUOROWARE, INC. ("Recipient") has requested RTP Company ("RTP") to provide certain specific technical and other information ("Material Information") highly confidential to RTP regarding the following RTP materials ("Materials"):

COMPOUNDS FOR STAT PRO(R) 3000 LS
---------------------------------

     Because of the extremely sensitive nature of the Material Information, this agreement shall exclusively govern Recipient's obligations regarding use and nondisclosure of the Material Information, whether or not labeled as confidential. Any samples of the Material shall be deemed Confidential Samples, use and disclosure of which are also restricted below.

     1. Recipient's Obligations

          a) Recipient will use the Material Information solely in connection with and for the purpose of:

          Approving RTP's materials for use in recipient's production processes at its facility in Chaska, MN.

     Without limitation of the foregoing, Recipient may not use the Material Information to produce, or assist any other person to produce products competitive with the Materials. Recipient shall not disclose the Material Information to any person outside of Recipient, whether another Recipient supplier, a competitor of RTP, a customer of Recipient or otherwise.

          b) Confidential Samples shall be used solely for testing in connection with the Permitted Purpose and in no case shall they be analyzed for content, sold or made available to any other person.

          c) Within Recipient, Recipient shall protect and keep confidential the Material Information with the highest degree of care and shall disclose it solely to Recipient employees with a need to know for the Permitted Purpose. Recipient shall be responsible for enforcing this agreement for the benefit of RTP.

          d) All documents containing the Material Information (whether delivered by RTP or prepared by Recipient) are and will remain RTP's property. At RTP's written request, Recipient must promptly return to RTP all those materials and any copies promptly at RTP's request. Recipient's obligations under this Agreement will last indefinitely.

     2. Exclusions. Recipient's obligations under this Agreement shall not apply to information which:

          a. is or becomes known to the public through no fault of Recipient or its employees;

          b. is already known to Recipient prior to its receipt as shown by the written records of Recipient (but Recipient acknowledges that the requested information is not now known to Recipient); or

          c. becomes known to Recipient by disclosure from a third party who has a lawful right to disclose the information.

     3. Entire Agreement. This is the complete Agreement between the parties regarding the treatment of the Material Information and Confidential Samples, and may be changed only by a written amendment.



Recipient: FLUOROWARE, INC.                  RTP COMPANY

BY: /s/ Illegible                     BY: /s/ Illegible
    ------------------------------        --------------------------------------

TITLE: Supply Manager                 TITLE: Vice President, Business Management
       ---------------------------           -----------------------------------

DATE: 4/6/98                          DATE: April 2, 1998
      ----------------------------          ------------------------------------